Microwave Filter Company,  Inc.
                               6743 Kinne Street
                         East Syracuse, New York 13057
                   Notice of Annual Meeting of Shareholders


To the Shareholders of Microwave Filter Company, Inc.:

        At the direction of the Board of Directors of Microwave Filter Company, Inc., a New York corporation (the "Company"), notice is hereby given that the Annual meeting of Shareholders of the Company (the "Meeting") will be held at 10:00 a.m. on Thursday, April 19, 2001 at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057 for the purpose of voting on the following matters:


                Proposal 1.   The election of 3 directors to hold office until
the Annual Meeting of the Shareholders at which their term expires or until their successors have been duly elected.

                Proposal 2.   The ratification of PricewaterhouseCoopers LLP
as the Company's independent auditors for the fiscal year ending September 30, 2001.


        The Board of Directors has fixed the close of business on March 5, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournments thereof.



                                         By order of the Board of Directors

                                            Louis S. Misenti
                                            Chairman of the Board
       Dated:  March 19, 2001
       Syracuse, New York



YOUR VOTE IS IMPORTANT. YOU ARE THEREFORE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING, OR IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON IF YOU WISH.

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THIS PAGE LEFT BLANK INTENTIONALLY



































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                        MICROWAVE FILTER COMPANY, INC.
              Proxy Statement for Annual Meeting of Shareholders

General

        The enclosed Proxy is solicited on behalf of the Board of Directors of Microwave Filter Company, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, April 19, 2001 at 10:00 a.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Holiday Inn, Carrier Circle, East Syracuse, New York 13057.

        The Company's principal executive offices are located at 6743 Kinne Street, East Syracuse, New York 13057. The telephone number at that address is (315) 438-4700.

        These proxy solicitation materials and the Annual Report to Shareholders were first mailed on or about March 19, 2001 to all shareholders entitled to vote at the Annual Meeting.


Record Date and Shares Outstanding

        Shareholders of record at the close of business on March 5, 2001 are entitled to notice of, and to vote at, the Annual Meeting. At the record date 2,913,186 shares of the Company's common stock were issued, outstanding and entitled to vote at the Annual Meeting.


Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.


Voting and Solicitation

        Every shareholder voting for the election for Directors and on the other matters presented in this proxy is entitled to one vote for each share held of record on the record date. Directors are elected by a plurality of the votes cast at the meeting. Abstentions count for the purpose of determining a quorum. Broker non-votes do not count for the purpose of determining a quorum. Abstentions will not count as a vote for proposals 1 and 2. Broker non-votes will count as a vote for proposals 1 and 2.

        The cost of this solicitation will be borne by the Company. The Company has retained Regan & Associates to assist in the solicitation of proxies at a fee of $3,500 (which includes expenses.) In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or by telegram.

Deadline for Receipt of Shareholder Proposals

        Proposals of shareholders which are intended to be presented by such shareholders at the Company's 2002 Annual Meeting must be received by the Secretary of the Company at the Company's principal executive offices no later than November 9, 2001 in order to be included in the proxy soliciting material relating to that meeting.


Board Meetings and Committees

        The Board of Directors held a total of four meetings during the fiscal year ending September 30, 2000. No Director attended fewer than 75% of all such meetings of the Board of Directors and of the Committees, if any, on which such Directors served.

        The Company's Finance and Audit Committee currently consists of
Sidney Chong, Chair, Daniel Galbally, Frank S. Markovich and Robert R. Andrews. The Finance and Audit Committee reviews and approves the scope of the audit performed by the Company's independent auditors as well as the Company's accounting principles and internal accounting controls. The Finance and Audit Committee held two meetings during fiscal year 2000.

        The Company's Compensation Committee currently consists of Trudi B. Artini, Chair, Sidney Chong, David B. Robinson, M.D., and Daniel Galbally.
The Compensation Committee reviews compensation and benefits for the Company's executives. The Compensation Committee held one meeting during fiscal year 2000.

        The Company's Nominating Committee currently consists of David B. Robinson, M.D., Chair, Trudi B. Artini, Carl F. Fahrenkrug, P.E., Milo Peterson and Frank S. Markovich. The Nominating Committee will consider nominees for the Board of Directors recommended by shareholders if such recommendations are in writing and are mailed to the Secretary of the Company at the Company's principal executive office. The Nominating Committee did not hold any meetings during fiscal year 2000.

         The Company also has a standing Executive Committee.



                           Compensation of Directors

     Non-officer Directors received fees of $400.00 per board meeting and $400.00 per committee meeting. MFC also reimburses Directors for reasonable expenses incurred in attending meetings. The Chairman of the Board and Officer members receive no compensation for their attendance at meetings. During fiscal 2000, the Company paid Louis S. Misenti $23,000 in compensation for his services as Chairman of the Board of Directors of Microwave Filter Company, Inc.

        Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of March 5, 2001 (i) by each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each Director of the Company and (iii) all Directors and Executive Officers as a group.

Directors, Officers                            Shares Beneficially Owned
5% Shareholders                                 Number          Percent

Louis S. Misenti *                               399,114                 13.7%
140 Clearview Road
Dewitt, NY  13214

Milo Peterson *                                  108,570                  3.7%
Trudi B. Artini *                                 82,435                  2.8%
Carl F. Fahrenkrug *                              56,273                  1.9%
David B. Robinson, M.D.*                          58,571                  2.0%
Frank S. Markovich *                               4,340                   **
Daniel Galbally *                                  1,489                   **
Sidney Chong *                                    13,335                   **
Robert R. Andrews *                                1,214                   **

All Directors and Executive
Officers as a group (ten persons)                727,227                 25.0%

*Directors of the Company.
**Denotes less than one percent of class.

Frederick A. Dix                                 244,007                  8.4%
and Margorie Dix
209 Watson Road
N. Syracuse, NY  13212

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

        The following table sets forth the annual and long-term compensation of the Company's Chief Executive Officer for services to the Company during the three fiscal years ended September 30, 2000.


                                                      Annual Compensation
                                                             Salary
Name and Principal Position                    Year            $

Carl F. Fahrenkrug                             2000         120,197
President and CEO                              1999         110,966
                                               1998         110,966




Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.



Compliance with Section 16(a) of the Securities Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Such officers, directors and 10% shareholders are also required by SEC Rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of such reports received by it, the Company believes that its officers, directors and 10% shareholders complied with all Section 16(a) filing requirements with the exception of a Form 4 (Statement of Changes in Beneficial Ownership) filing by Trudi Artini (12,176 shares sold) and Terry Owens (1,986 shares sold) which were filed one month late. In all instances, the late filings were inadvertent.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

Nominees

        Three Directors (Class II) are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three nominees named below, all of whom are presently Directors of the Company. In the event that any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. A term of office of three years for each person elected as a Director will continue to the Annual Meeting of Shareholders at which their term expires or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a Director.

        The name of and certain information regarding each nominee are set forth below.

Director                Principal Occupation

ROBERT R. ANDREWS       Mr. Andrews is the president and Principal shareholder
Age 59                  of Morse Manufacturing Co., Inc., East Syracuse, N.Y.
Director since 1992     which produces specialized material handling
                        equipment and has served in that capacity since prior to 1985. He received a B.A. degree from Arkansas
                        University and has served as Vice President and a Director of the Manufacturers Association of Central
                        New York, President of the Citizens Foundation, a
                        Trustee of DeWitt Community Church, a Director of the
                        Salvation Army and Chairman of the Business and Industry Council of Onondaga Community College.


SIDNEY K. CHONG         Mr. Chong is Manager of Corporate Accounting for
Age 59                  Carrols Corp. in Syracuse. Prior to joining Carrols
Director since 1995     Corp., he was a Senior Accountant with Price
                        Waterhouse and Co. in New York City. Mr. Chong has a
                        Bachelor of Science degree in accounting from California State University.


LOUIS S. MISENTI        President and Principal shareholder of SCI Corp.,
Age 73                  Syracuse, New York since 1984. SCI manufactures
Director since 1976     polishing compounds for the automobile and silverware
                        industries. Mr. Misenti is also the managing partner of North Pines Golf Course, Cicero, New York which was founded in 1970. He was elected Chairman of the Board of Directors of MFC on March 27, 1993.

                                 PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        On the recommendation of the Audit and Finance Committee, the Board of Directors has appointed PricewaterhouseCoopers LLP, independent certified public accountants, to audit the Company's financial statements for the fiscal year ending September 30, 2001 and recommends that shareholders vote for ratification of such appointment.

        PricewaterhouseCoopers LLP has audited the Company's financial statements since the fiscal year ended September 30, 1992. A representative is expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants and management of the Company. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     The Audit Committee consists of four members, all of whom have been determined by the Board of Directors to be "independent" under the NASDAQ listing standards as previously in effect and as amended. The Committee members do not have any relationship to the Company that may interfere with the exercise of their independence from management and the Company. None of the Committee members are current officers or employees of the Company or its affiliates.

Audit Committee Report

     The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2000:

    . The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2000 audited financial statements;

    . The Audit Committee has discussed with the Company's independent auditors (PricewaterhouseCoopers LLP) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by SAS No. 90;

    . The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditor's independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

    . Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

Submitted by the Audit Committee of the Company's Board of Directors: Sidney
K. Chong, Robert R. Andrews, Daniel P. Galbally, Frank S. Markovich

FEES PAID TO INDEPENDENT AUDITORS

     Set forth below are the aggregate fees billed for professional services rendered to the Company by its independent auditors for fiscal 2000.

Audit Fees:                                  $41,345
Financial Information Systems Design
   and Implementation Fees                         0
All Other Fees:
   Tax Services                                8,235
                                            --------
   Total fees                                $49,580
                                            ========









Other Matters

        The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.




THE BOARD OF DIRECTORS

Dated: March 19, 2001

Appendix A

MICROWAVE FILTER COMPANY, INC.
AUDIT COMMITTEE CHARTER



Composition:

The Board of Directors shall designate an Audit Committee consisting of three or more directors, each of whom shall have no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation and shall otherwise satisfy the applicable membership requirements under the rules of the NASDAQ, as such requirements are interpreted by the Board of Directors in its business judgment.


Purposes:

The function of the Audit Committee is oversight. The management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out a proper audit and reviews, including reviews of the Corporation's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the corporation and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).


Key Responsibilities:

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management , as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

* The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

* As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

* The Committee shall:

* Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

* Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

* Recommend that the Board take appropriate action to oversee the independence of the outside auditor The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, recommend replacement of the outside auditor.

                                     PROXY


This proxy is Solicited by The Board of Directors of Microwave Filter Company, Inc.


                 Proxy for 2001 Annual Meeting of Shareholders


The undersigned hereby appoints Louis S. Misenti and Carl F. Fahrenkrug proxies of the undersigned, with full power of substitution, to vote shares of common stock of the Company which the undersigned is entitled to vote at the 2001 Annual Meeting of the Shareholders to be held on Thursday, April 19, 2001 at 10:00 a.m. and any adjournments thereof as follows:


(1)  ELECTION OF DIRECTORS
     Instructions: To vote for all nominees, place an X in box number 1.  To
withhold authority to vote for any individual nominee,        place an X in
box number 2, and draw a line through his/her name in the list below.
            _
        1. |_|   For All Nominees
        2. |_|   For All Nominees Except Those With A Line Through Their Name

           Robert R. Andrews     Sidney K. Chong     Louis S. Misenti


(2) Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending September 30, 2001.

          The Board of Directors recommends a vote FOR this proposal.
                         _               _              _
                    FOR |_|     AGAINST |_|    ABSTAIN |_|


In their discretion, the proxies are authorized to vote upon other matters properly coming before the meeting or any adjournments thereof.


This proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL (1) and (2).


NOTE: Please date and sign exactly as your name or names appear below and return in the enclosed postage paid envelope.


When signing as an Attorney, Executor, Trustee, Guardian or Officer of a Corporation, please give title as such.



                               _______________________         _________
                               Signature                       Date


                               _______________________         _________
                               Signature if held jointly       Date


IMPORTANT: To assist the Company in planning the Annual Meeting please check the following:
            I plan to attend the Annual Meeting  _____
            I do not plan to attend the Annual Meeting  _____